Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transition report of Barfresh Food Group Inc., a Delaware corporation, on Form 10-K for the transition period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Transition Report”), I, Riccardo Delle Coste, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Transition Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016

By:	/s/ Riccardo Delle Coste
Name:	Riccardo Delle Coste
Title:	Chief Executive Officer (Principal Executive Officer)